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                                                                    EXHIBIT 1(a)


                         ANADARKO PETROLEUM CORPORATION
                            (a Delaware corporation)
                                 Debt Securities

                           1998 UNDERWRITING AGREEMENT
                              (Standard Provisions)

To the Representatives of the several Underwriters named in the respective Terms Agreements hereinafter described.

Dear Sirs:

         Anadarko Petroleum Corporation, a Delaware corporation (the "Company"), proposes to issue and sell up to $300,000,000 aggregate principal amount of its debt securities (the "Securities") in one or more offerings on terms determined at the time of sale. The Securities will be issued under an indenture specified in the applicable Terms Agreement (the "Indenture"). Each issue of Securities may vary as to aggregate principal amount, currency, maturity, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the Indenture contemplates may be set forth in the Securities as issued from time to time.

         The term "you" or "your" as used herein, unless the context otherwise requires, shall mean such of the parties to whom this Agreement is addressed as are named in the applicable Terms Agreement. References to this Agreement include, where the context so requires, the applicable Terms Agreement.

         Each offering of Securities will be made through one or more of you or through an underwriting syndicate managed by one or more of you. Whenever the Company determines to make an offering of Securities, it will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, one or more of you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Securities shall specify the principal amount of Securities to be issued, whether such Securities are senior or subordinated debt securities, and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 9 hereof) and the principal amount of Securities which each Underwriter severally agrees to purchase, the names of such of you and such other Underwriters, if any, acting as co-managers in connection with such offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any delayed delivery arrangements and the time and place of delivery and payment. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 relating to the Securities and offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement, as amended, and the prospectus relating to the sale of Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to

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time amended or supplemented pursuant to the Securities Exchange Act of 1934
(the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates.

         SECTION 1. Representations and Warranties. The Company represents and warrants to each of you, and to each Underwriter named in a Terms Agreement as of the date thereof (the "Representation Date"), as follows:

                  (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the Representation Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder (the "1933 Act Regulations") and the 1939 Act, and the rules and regulations thereunder (the "1939 Act Regulations"); the Registration Statement, at the time the Registration Statement became effective and as of the Representation Date, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective and as of the Representation Date, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or Prospectus or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee under the Indenture.

                  (b) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied, and will comply, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective, and when filed under the 1934 Act, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (c) The accountants who certified the financial statements included or incorporated in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (d) The consolidated financial statements included or incorporated in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles consistently applied during the period, except as stated therein.

                  (e) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has been (A) no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole and (B) no litigation or governmental proceeding instituted or, to the knowledge of the Company, threatened against the Company or any subsidiary which would reasonably be expected to have any material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own, lease and



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         operate its properties and conduct its business as described in the
         Prospectus; and the Company is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (g) Each subsidiary of the Company listed in Exhibit 21 to the most recent Annual Report on Form 10-K on file with the Commission (a "Significant Subsidiary") is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. Each Significant Subsidiary is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The issued and outstanding common stock of each of the Significant Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company free and clear of any mortgages, liens or similar encumbrances.

                  (h) Neither the Company nor any Significant Subsidiary is in violation of its certificate of incorporation or by-laws, and the Company is not in default in the performance or observance of any obligation in any indenture, mortgage, evidence of indebtedness or similar agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would have a material adverse effect on the Company and its subsidiaries taken as a whole. The execution and delivery of this Agreement, the Indenture, the Terms Agreement and any Delayed Delivery Contract (as defined below) and the consummation of the transactions contemplated herein and therein and the incurrence of the obligations herein and therein set forth, have been or will be duly authorized by all necessary corporate action and do not and will not, conflict with, or constitute or result in a breach of or default under, the certificate of incorporation or by-laws of the Company or any law, order, rule, regulation or court decree or, except for any such conflict, breach or default which would not have a material adverse effect on the Company and its subsidiaries taken as a whole, any bond, debenture, note or other evidence of indebtedness or any material contract, lease, license, indenture, mortgage, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound.

                  (i) No consent, approval, authorization, order or qualification or registration of or with any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, except for (i) the registration of the offer and sale of the Securities under the 1933 Act and such consents, approvals, authorizations, orders, qualifications or registrations as may be required under the Blue Sky or securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and (ii) the qualification of the Indenture under the 1939 Act.

                  (j) The Company and each Significant Subsidiary possess such valid franchises, certificates of convenience and necessity, easements, rights-of-way, operating rights, licenses, permits, consents, authorizations and orders of governmental political subdivisions or regulatory authorities as, in the opinion of the Company, are materially necessary to carry on the respective businesses of each as described in the Prospectus.

                  (k) This Agreement has been duly authorized, executed and delivered by the Company.

                  (1) The Indenture has been duly authorized by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) when executed and delivered by the Company will constitute the valid and binding agreement of the Company except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws now or



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         hereafter in effect relating to creditors' rights generally and general principles of equity whether enforcement is sought at law or in equity, and the Indenture has been qualified under the 1939 Act.

                  (m) The Securities have been duly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of Securities) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Securities will be valid and binding obligations of the Company entitled to the benefits of the Indenture; and the Securities and the Indenture conform or will conform at the time of their issuance or execution, as the case may be, in all material respects to all statements relating thereto contained in the Prospectus.

                  (n) In the case of Securities convertible into Common Stock of the Company, $0.10 par value (the "Common Stock"), the shares of Common Stock issuable upon the conversion of the Securities have been reserved for issuance and, when issued upon conversion of such Securities in accordance with the terms of the Indenture, will be duly authorized, validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus. Stockholders of the Company have no preemptive rights with respect to shares of Common Stock into which the Securities may be converted.

                  (o) In the case of Securities convertible into Common Stock, any rights to purchase capital securities of the Company issuable in conjunction with Common Stock ("Rights") issuable upon the conversion of the Securities are duly authorized and, when issued, will be validly issued and will conform to the description thereof in the Prospectus.

         SECTION 2. Purchase and Sale. The several commitments of the Underwriters to purchase, and the obligation of the Company to sell, Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at such time and place and on such date as specified in the applicable Terms Agreement unless postponed in accordance with the provisions of Section 9 (each such time and date being referred to as a "Closing Time"). Payment shall be made to the Company in Federal or other funds immediately available in New York City or by such other means as may be specified in the Terms Agreement against delivery to you for the respective accounts of the Underwriters of the Securities to be purchased by them. Such Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Securities, which will be in definitive or temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Time.

         If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Securities for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Payment for such compensation shall be made in Federal or other funds immediately available in New York City or by such other means as may be specified in the Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.



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         You are to submit to the Company, within a reasonable time prior to
Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Securities to be purchased by each of them, and the Company will advise you, within a reasonable time after receipt of such names and prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is reasonably objected to by the Company and the principal amount of Securities to be covered by each such Delayed Delivery Contract.

         The principal amount of Securities agreed to be purchased by the respective Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total amount of Securities covered by the applicable Terms Agreement, less the principal amount of Securities covered by Delayed Delivery Contracts.

         SECTION 3. Covenants of the Company. The Company covenants with each of you, and with each Underwriter participating in the applicable offering of Securities, as follows with respect to such offering of Securities:

                  (a) As soon as practicable, following the execution of the applicable Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Securities. The Company will transmit copies of the Prospectus Supplement to the Commission in compliance with Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request for the purposes contemplated by the 1933 Act or the 1933 Act Regulations.

                  (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of such Securities any event shall occur or condition exist as a result of which it is necessary to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary at any time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations the Company will, as soon as practicable, prepare and file (if required) with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

                  (c) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the date of the Prospectus Supplement relating to such Securities, earnings statements of the Company and its subsidiaries (which need not be audited) complying with Section 11 (a) of the 1933 Act and the 1933 Act Regulations (including at the option of the Company Rule 158).

                  (d) The Company, during the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of such Securities, will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed in a reasonable time for review by the Underwriters in advance of filing.



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                  (e) The Company, during the period when the Prospectus is
         required by the 1933 Act to be delivered by you in connection with sales of Securities, will notify each of you, as soon as practicable, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the mailing or delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the threat or initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (f) The Company will deliver to each of you, as soon as practicable, as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

                  (g) The Company will cooperate with you to qualify such Securities for offering and sale under the applicable Blue Sky or securities laws of such states and other jurisdictions of the United States as you may designate, and will cooperate in maintaining such qualifications in effect for as long as may be required for the distribution of such Securities except that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified. In each jurisdiction in which such Securities or the sale thereof shall have been qualified as above provided, the Company will cooperate with you to make and file such statements and reports in each year as may be required by the laws of such jurisdiction. The Company will cooperate in the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as you reasonably request.

                  (h) Between the date of the Terms Agreement and Closing Time with respect to the Securities covered thereby, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year and with other terms substantially similar to the Securities covered thereby, including additional Securities or in the case of Securities convertible into Common Stock, Common Stock except Common Stock issued pursuant to any Company stock option plan, restricted stock plan or any other employee benefit plan.

         SECTION 4. Conditions of Your Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained as of the date of the Terms Agreement and as of the applicable Closing Time, to the performance by the Company in all material respects of all of its covenants and other obligations hereunder and to the following further conditions:

                  (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since the execution of such Terms Agreement.

                  (b) At the applicable Closing Time you shall have received signed copies of:



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                           (1) The opinion, dated as of the applicable Closing
                   Time, of special counsel for the Company specified in the Prospectus, in form and substance satisfactory to you, to the effect that:

                                    (i) The Company is duly incorporated and
                           validly existing as a corporation in good standing under the laws of the State of Delaware.

                                    (ii) The Company has the corporate power and
                           corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                                    (iii) This Agreement, the applicable Terms
                           Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

                                    (iv) The Indenture has been duly authorized,
                           executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and legally binding agreement, enforceable against the Company in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and availability of equitable remedies may be limited by equitable principles of general applicability.

                                    (v) The specimen of the Securities covered
                           by the applicable Terms Agreement and examined by them is in the form contemplated by the Indenture; the Securities covered by the applicable Terms Agreement have been duly authorized and executed by the Company, and, when executed and authenticated in accordance with the terms of the Indenture and delivered against payment pursuant to this Agreement, as supplemented by the applicable Terms Agreement, or any applicable Delayed Delivery Contracts, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as
                           (i) may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and availability of equitable remedies may be limited by equitable principles of general applicability.

                                    (vi) In the case of Securities convertible
                           into Common Stock, the shares of Common Stock issuable upon the conversion of the Securities have been reserved for issuance and, when issued upon conversion of such Securities in accordance with the terms of the Indenture, will be duly authorized, validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus. Stockholders of the Company have no preemptive rights with respect to shares of Common Stock into which the Securities may be converted.

                                    (vii) The Indenture has been duly qualified
                           under the 1939 Act.

                                    (viii) The Registration Statement is
                           effective under the 1933 Act and, to the best of their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                    (ix) No regulatory consent, authorization,
                           approval or filing is required by the laws of the United States or of any state thereof for the issuance, sale and delivery of the Securities covered by the applicable Terms Agreement by the Company to the Underwriters except such as have been obtained or made under the 1933 Act, the 1934 Act, the 1939 Act and other applicable legislation specified in such opinion and such as



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                           may be required under state securities or Blue Sky
                           laws in connection with the purchase and distribution of the Securities by you.

                                    (x) The execution and delivery of this
                           Agreement, any applicable Terms Agreement, any applicable Delayed Delivery Contracts and the Indenture, the issuance of Securities covered by the applicable Terms Agreement, the incurrence of the obligations set forth herein and therein, and the consummation of the transactions herein and therein contemplated do not and will not conflict with or constitute or result in a breach of, or default under, the certificate of incorporation or by-laws, each as in effect at the applicable Closing Time, of the Company.

                                    (xi) (A) Such counsel is of the opinion that
                           the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements or other financial or statistical data contained therein as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the 1933 Act Regulations; and (B) nothing which has come to the attention of such counsel has caused them to believe that the Registration Statement at the time of the applicable Terms Agreement (except for financial statements or other financial or statistical data contained therein as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 hereinafter referred to) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         With respect to subparagraph (xi) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

         In rendering the foregoing opinion or opinions, such counsel shall opine only as to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible. In rendering the foregoing opinion, special counsel for the Company shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters.

                           (2) The opinion or opinions, dated as of the
                  applicable Closing Time, of the General Counsel or Associate General Counsel of the Company, in form and substance satisfactory to you, to the effect that:

                                    (i) The Company and each Significant
                           Subsidiary is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                                    (ii) Each Significant Subsidiary has been
                           duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                                    (iii) The issued and outstanding common
                           stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the Company owns the issued and outstanding common stock of each Significant Subsidiary free and clear of any mortgages, liens or similar encumbrances.

                                    (iv) In the case of Securities convertible
                           into Common Stock, any Rights issuable upon the conversion of the Securities are duly authorized and, when issued, will be validly issued and will conform to the description thereof in the Prospectus.

                                    (v) To the knowledge of such counsel, the
                           execution and delivery of this Agreement, any applicable Terms Agreement, any Delayed Delivery Contracts and the Indenture, the issuance of the Securities, the incurrence of the obligations set forth herein and therein and the consummation of the transactions herein and therein contemplated do not and will not conflict with or constitute or result in a breach of, or default under, (a) any judgment, order or decree of any domestic government, governmental instrumentality or court having jurisdiction over the Company, any Significant Subsidiary, or any of their property, which is material to such corporations, taken as a whole or
                           (b) any provision of any indenture, mortgage or similar agreement or instrument known to such counsel to which the Company or any Significant Subsidiary is a party or by which they or any material part of their property is bound except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                                    (vi) No regulatory consent, authorization,
                           approval or filing is required by the laws of the State of Texas or, to the best of his knowledge, any other state for the issuance, sale and delivery of the Securities covered by the applicable Terms Agreement by the Company to the Underwriters except such as have been obtained or made under the 1933 Act, the 1934 Act, the 1939 Act and other applicable legislation specified in such opinion and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you.

                                    (vii) Such counsel does not know of any
                           litigation or any governmental proceeding instituted or threatened against the Company or any Significant Subsidiary which would be required to be disclosed in the Prospectus and which is not disclosed.

                                    (viii) (A) Such counsel is of the opinion
                           that the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements or other financial or statistical data contained therein as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the 1933 Act Regulations and the documents incorporated by reference therein complied as to form in all material respects when filed with the 1934 Act and the 1934 Act Regulations; and (B) nothing which has come to the attention of such counsel in the course of his representation of the Company has caused him to believe that any part of the Registration Statement at the time of the applicable Terms Agreement (except for financial statements or other financial or statistical data contained therein as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 hereinafter referred to) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         With respect to subparagraph (vii) above, such counsel may state that he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus except for those made under the captions "Description of Debt Securities" and "Description of Offered Debt Securities" (or similar caption) insofar as they relate to provisions of documents therein described.

         In rendering the foregoing opinion or opinions, such counsel shall opine only as to matters governed by the Federal laws of the United States, the laws of the State of Texas and the General Corporation Law of the State of Delaware. Such counsel may also state that he has relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by him to be responsible.

                           (3) The opinion or opinions, dated as of the
                  applicable Closing Time, of counsel for the Underwriters specified in the Prospectus, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request. In rendering the foregoing opinion, such counsel may rely, to the extent recited therein, as to matters involving the laws of any jurisdiction other than the States of Delaware and New York, upon opinions of local counsel. Such counsel may also state that they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible.

                  (c) At the applicable Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole, and you shall have received a certificate of the Chairman of the Board, President or a Vice President of the Company, dated as of such Closing Time, that to the best of his knowledge after reasonable investigation, there has been no such material adverse change or development involving such a prospective material adverse change, the representations and warranties of the Company contained in Section 1 are true and correct in all material respects with the same force and effect as though expressly made at and as of such Closing Time, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

                  (d) At the applicable Closing Time, you shall have received from KPMG Peat Marwick LLP a letter, dated such date, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its subsidiaries contained in or incorporated by reference into the Registration Statement and the Prospectus.

                  (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

         If any condition specified in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5 and 6.

         SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities to the

Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under Blue Sky or securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) all fees and disbursements of the Trustee and counsel to the Trustee, (vii) the fees of rating agencies and (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on the New York Stock Exchange.

         If a Terms Agreement is terminated by you in accordance with the provisions of Section 4 or Section 8 (i), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with such Terms Agreement and the proposed offering, purchase and sale of the related Securities. Except as otherwise provided in this Section 5, the Company shall not be required to pay your expenses or those of other Underwriters.

         SECTION 6. Indemnity and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

         The foregoing indemnity with respect to any untrue statement contained in or omission from any preliminary prospectuses shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, liability, claim or damages purchased any of the Securities which are the subject thereof if the untrue statement contained in or omission from any preliminary prospectuses or any preliminary prospectus supplement was corrected in a Prospectus (or any amendment or supplement thereto) but such person did not receive a copy of such Prospectus (or any amendment or supplement thereto) at or prior to confirmation of the sale of such Securities to such person in any case where such delivery is required by the 1933 Act, unless such failure to receive a copy of such amendment or supplement resulted from non-compliance by the Company with Sections 3(a) or (b) hereof.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to Section 6(a), and by the Company, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this
         Section 6 are several in proportion to the respective number of Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         SECTION 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

         SECTION 8. Termination. This Agreement may be terminated for any reason at any time by either the Company or a majority of you upon the giving of 30 days' written notice of such termination to the other parties hereto. Such of you as may be named in any Terms Agreement may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any new outbreak of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of such of you as are named in such Terms Agreement, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Sections 5, 6, 7 and 12 shall remain in effect.

         SECTION 9. Default. If one or more of the Underwriters participating in an offering of Securities shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), then such of you as are named therein shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 36 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, and if the Company shall not have completed arrangements for the purchase of all, but not less than all, of the Defaulted Securities by other underwriters satisfactory to such of you as are named in the applicable Terms Agreement, then:

                  (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement (other than Securities to be purchased pursuant to Delayed Delivery Contracts), the nondefaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under the applicable Terms Agreement bear to the underwriting obligations of all such non-defaulting Underwriters, or

                  (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement (other than Securities to be purchased pursuant to Delayed Delivery Contracts), the applicable Terms Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement and the applicable Terms Agreement.

         In the event of a default by any Underwriter or Underwriters as set forth in this Section which does not result in a termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the applicable Closing Time for a period of not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you, at the address indicated in the applicable Terms Agreement; and notices to the Company shall be directed to it at 17001 Northchase Dr., Houston, Texas 77060, attention of Vice President and Treasurer, or to such other address or person as may be designated in any such notice.

         SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party to a Terms Agreement and their respective successors. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or a Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of any Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT AND EACH TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                                       EXHIBIT A

                         ANADARKO PETROLEUM CORPORATION
                                 Debt Securities

                                 TERMS AGREEMENT
                                                                Dated:
                                                                      ----------
To:      Anadarko Petroleum Corporation
         17001 Northchase Drive
         Houston, Texas 77060
         Attention: Vice President and Treasurer

Re:      1998 Underwriting Agreement (Standard Provisions)

Title of Securities:

Indenture:

Principal amount to be issued: $

Current ratings:

Interest rate:     Payable:

Date of maturity:

Public offering price:

Purchase price:

Specified funds for payment of purchase price:

Closing date and location:

Additional co-managers, if any:

Subject to the terms and provisions of the above referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, the Company agrees to sell and each Underwriter severally agrees to purchase the principal amount of Securities set forth opposite its name.

          Name                               Principal Amount
          ----                               ----------------
                                             $

Redemption provisions:

Sinking fund requirements:

Conversion provisions:

         Initial conversion price:

         Initial conversion date:

         Final conversion date:

Delayed Delivery Contracts: [authorized] [not authorized]

         Delivery date:

         Minimum Contract:

         Maximum aggregate principal amount:

         Fee: %.

Other terms:

         We represent that as representatives of the several Underwriters we are entitled to execute this Terms Agreement on behalf of the several Underwriters and otherwise to act as representatives on their behalf. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given by us as representatives of the several Underwriters.

                                             [UNDERWRITER NAME]

                                             By
                                               ---------------------------------
                                               Acting on behalf of themselves
                                               and the other named Underwriters.


                                               Address for Notices:






Accepted:

ANADARKO PETROLEUM CORPORATION


By
  ----------------------------

                                                                       EXHIBIT B


                         ANADARKO PETROLEUM CORPORATION
                                 Debt Securities
                                                               Dated:
                                                                     -----------
                            DELAYED DELIVERY CONTRACT

         ANADARKO PETROLEUM CORPORATION
         17001 Northchase Drive
         Houston, Texas 77060
         Attention: Senior Vice President, Finance

         Dear Sirs:

                  The undersigned hereby agrees to purchase from Anadarko Petroleum Corporation (the "Company"), and the Company agrees to sell to the undersigned on ________________________________(the "Delivery
         Date"), $______________________ principal amount of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated _____________________________, as supplemented by its Prospectus Supplement dated ____________________________, receipt of which is hereby acknowledged, at a purchase price of ____ % of the principal amount thereof, plus accrued interest from __________________________, to the Delivery Date, and on the further terms and conditions set forth in this contract.

                  Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of , on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before , 19 , shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated ______________________ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject.

                   Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company relating to the validity and binding effect of the Securities delivered to the Underwriters in connection therewith.

                  By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $ ________________________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

                  This Agreement shall be governed by the laws of the State of New York.

                  Yours very truly,

                  (Name of Purchaser)


                  By
                    -----------------------------------
                  (Title)


                  -------------------------------------
                  (Address)

                  Accepted as of the date first above written.

                  ANADARKO PETROLEUM CORPORATION

                  By
                    -----------------------------------

                  PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

                  The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                  Name                            Telephone Number
                  ----                            ----------------
